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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   March 10, 1997


                               FOUR MEDIA COMPANY
             (Exact name of registrant as specified in its charter)


                                   DELAWARE
                 (State or other jurisdiction of incorporation)

              0-21943                               95-4599440
     (Commission File Number)           (I.R.S. Employer Identification No.)

      2813 WEST ALAMEDA AVENUE                      91505-4455
        BURBANK, CALIFORNIA                         (Zip Code)
(Address of principal executive offices)

                                 (818) 840-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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                            EXPLANATORY NOTE


     The sole purpose of this Amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 1997 is to correct the state of incorporation of Four Media Company. The correct state of incorporation of Four Media Company is Delaware.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FOUR MEDIA COMPANY



Date:  March 26, 1997               By /s/ John H. Sabin
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                                      John H. Sabin
                                      Chief Financial Officer

                                      2.